SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            BEDFORD BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            BEDFORD BANCSHARES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]             No fee required
  [ ]             Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                         [LOGO] BEDFORD BANCSHARES, INC.
--------------------------------------------------------------------------------
                              125 West Main Street
                            Bedford, Virginia 24523
                              Phone: 540-586-2590








December 15, 1998

Dear Fellow Stockholder:

         On  behalf  of  the  Board  of  Directors  and  management  of  Bedford
Bancshares, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Olde Liberty Station, 515 Bedford, Avenue, Bedford, Virginia 24523 on Wednesday, January 27, 1999, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Whether or not you plan to attend the Meeting, please sign and date the enclosed Proxy Card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                   Sincerely,


                                                   /s/Harold K. Neal
                                                   -----------------------------
                                                   Harold K. Neal
                                                   President

--------------------------------------------------------------------------------
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
                                 (540) 586-2590
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 27, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Bedford Bancshares, Inc. ("the Company"), will be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on January 27, 1999, at 2:00 p.m.

         The Meeting is for the purpose of considering and acting upon:

                  1. The  election of two  directors of the Company for terms of three years.

                  2. The ratification of the appointment of B.D.O. Seidman, LLP as independent auditors of Bedford Bancshares, Inc. for the fiscal year ending September 30, 1999.

                  3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 8, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed Proxy Card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Nancy T. Snyder
                                            ------------------------------------
                                            Nancy T. Snyder
                                            Corporate Secretary
Bedford, Virginia
December 15, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 27, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bedford Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Olde Liberty Station, 515 Bedford Avenue, Bedford, Virginia on January 27, 1999, at 2:00 p.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about December 15, 1998. The Company is the parent company of Bedford Federal Savings Bank (the "Savings Bank")

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors; and (ii) the ratification of the appointment of B.D.O. Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 1999. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the ratification of B.D.O. Seidman, LLP as independent auditors of the Company. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
             VOTING SECURITIES AND CERTAIN PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 8, 1998 ("Voting Record Date"), are entitled to one vote for each share of Common Stock of the Company then held. As of the Voting

Record Date, the Company had 2,297,900 shares of Common Stock issued and outstanding. The number of shares of Common Stock reflects the two-for-one stock split paid in the form of a 100% stock dividend on June 15, 1998 ("the two-for-one stock split").

         The Articles of Incorporation of the Company provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to act upon any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of independent auditors (Proposal II), by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter. An affirmative vote of the holders of a majority of Common Stock present at the Meeting, in person or by proxy, and entitled to vote, is required to constitute stockholder approval.

         Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the 1934 Act. The following table sets forth, as of Voting Record Date, certain information as to the Common Stock beneficially owned by persons and groups in excess of 5% of the Company's Common Stock and the ownership of all executive officers and directors of the Company as a group. Management knows of no person other than those set forth below who owns more than 5% of the Company's outstanding shares of Common Stock at the Voting Record Date.

                                                                                       Percent of Shares of
                                                              Amount and Nature of        Common Stock
Name and Address of Beneficial Owner                          Beneficial Ownership        Outstanding(%)
------------------------------------                          --------------------        --------------
Bedford Federal Savings Bank
Employee Stock Ownership Plan Trust ("ESOP")
125 W. Main Street
Bedford, Virginia                                                     154,646 (1)               6.73
All Directors and Executive Officers as a Group
(11 persons)                                                          415,897 (2)              17.66

----------------------------------

(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of total gross compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs Bond, Cooper, Garrett, and Putney to serve on the ESOP Committee (the "ESOP Committee") and to serve as ESOP trustees ( the "ESOP Trustees"). The Board of Directors also appointed Mr. Neal and Ms. Snyder to serve on the ESOP Committee. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directive is received are voted by the ESOP Trustees as directed by the ESOP Committee. As of December 8, 1998, 66,666 shares have been allocated under the ESOP to participant accounts.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 140,015 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1994 Stock Option Plan (the "1994 Stock Option Plan"). Excludes 15,540 shares of Common Stock previously awarded under the Recognition and Retention Plan ("RRP") which are subject to forfeiture and for which the individuals in the group exercise no voting control and excludes 134,209 shares held by the ESOP (154,646 shares minus 20,437 shares allocated to executive officers) over which certain directors, as trustees to the ESOP and the RRP, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal I Information with Respect to Nominees for Director; Directors Whose Terms Continue; and Executive Officers.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended September 30, 1998.

--------------------------------------------------------------------------------
         PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR;
             DIRECTORS WHOSE TERMS CONTINUE; AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members. Two directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         Harry W. Garrett, Jr. and Harold K. Neal have been nominated by the Board of Directors to serve as directors for three-year terms to expire in 2002. Messrs. Garrett and Neal are currently members of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their names, ages, the year they first became directors of the Company or the Savings Bank, the Company's wholly-owned subsidiary, the expiration date of their current terms as directors, and the number and percentage of shares of the Company's Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Savings Bank.

                                                                                              Common Stock
                                                   Year First           Current            Beneficially Owned          Percent
                                                   Elected or           Term to                  As of                of Class
Name                              Age(1)          Appointed(2)          Expire            December 8, 1998(3)            (%)
----                              ------          ------------          -------           -------------------           ----
Board Nominee for Term to Expire in 2002

Harry W. Garrett, Jr.               62                1970                1999                 35,226(4)(6)              1.53

Harold K. Neal                      61                1972                1999                100,050(4)(7)              4.26

                                            THE BOARD OF DIRECTORS RECOMMENDS
                                       THAT THE NOMINEES BE ELECTED AS DIRECTORS

Directors Continuing In Office

George N. Cooper                    70                1988                2000                 42,062(4)(5)             1.82

William P. Pickett                  65                1986                2000                 41,516(5)                1.80

W. Henry Walton, Jr.                73                1955                2000                 32,909(4)(5)             1.43

Hugh H. Bond                        66                1963                2001                 31,858(4)(5)             1.38

William T. Powell                   67                1996                2001                    400                     -- (8)

Macon C. Putney                     63                1977                2001                 42,062(4)(5)             1.82


(footnotes on next page)

---------------------

(1)      At September 30, 1998.
(2) Refers to the year the individual first became a director of the Savings Bank. All directors of the Savings Bank (except for Mr. Powell) became directors of the Company when it was incorporated in March 1994.
(3)      As adjusted for the two-for-one stock split.
(4) Excludes 154,646 shares of common stock held by the ESOP of the Savings Bank for which such individuals (except for Mr. Neal) serve as a member of the ESOP Committee or Trustee Committee and exercise shared voting and investment power. For Mr. Neal, excludes 146,563 shares of common stock for which such individual serves as a member of the ESOP Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity. See "Voting Securities and Certain Principal Holders Thereof."
(5) Excludes 860 restricted shares granted to such individual pursuant to the Savings Bank's RRP which remain subject to forfeiture and for which such individual does not exercise voting control. Such shares will continue to vest at a rate of one-fifth of the total initially granted (4,306) each year beginning January 25, 1996. Also includes 8,615 shares which may be acquired pursuant to the exercise of options which are exercisable within 60 days of the Record Date. See "-- Directors' Compensation."
(6) Excludes 860 restricted shares granted to such individual pursuant to the Savings Bank's RRP which remain subject to forfeiture and for which such individual does not exercise voting control. Such shares will continue to vest at a rate of one-fifth of the total initially granted (4,306) each year beginning January 25, 1996. Also includes 5,615 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. See "-- Directors' Compensation."
(7) Excludes 5,024 restricted shares granted to such individual pursuant to the Savings Bank's RRP which remain subject to forfeiture and for which such individual does not exercise voting control. Such shares will continue to vest at a rate of one-fifth of the total initially granted (25,126) each year beginning January 25, 1996. Also includes 50,255 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. See "Management Remuneration and Other Information - Executive Compensation."
(8)      Less than 1% of outstanding shares of Common Stock.

Executive Officers of the Company

         The following table sets forth information with respect to the executive officers of the Company.

                           Age at
                         September
Name                     30, 1998      Position
----                     --------      --------

Harold K. Neal               61        President and Chief Executive Officer

Russell E. Millner           56        Vice President

James W. Smith               53        Vice President, Treasurer and Comptroller

Nancy T. Snyder              36        Corporate Secretary


Biographical Information

         Set forth below is certain information with respect to the directors including each director, nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years except for Mr. Powell who was appointed to the board in 1996.

         Hugh H. Bond served as President of the Savings Bank from 1970 to 1996. On October 16, 1996, Mr. Bond was appointed Chairman of the Board to fill the vacancy created by the death of Mr. T. Glynn Bradley. Mr. Bond has been associated with Scott & Bond, Inc., an independent insurance and real estate firm for over forty years and served as the firm's President and CEO until September 1994, at which time he sold his interest in the corporation. Mr. Bond currently serves as an Associate Real Estate Broker with Scott & Bond, Inc. He is a member of the Board of Directors of Piedmont Label Co., Inc.

         George N. Cooper retired as an insurance agent of State Farm Insurance Companies in January 1994 after 38 years of service. Currently, Mr. Cooper is President and owns 25% of Montvale Car Wash, Inc. Mr. Cooper, a Shriner and past Master of the Bedford Masonic Lodge in Moneta, Virginia, is involved in many community and civic activities. He is a former Chairman of the Bedford County Industrial Development Authority and currently serves as Vice Chairman of the Board of Directors of the Moneta Medical Center.

         Harry W. Garrett, Jr. is an attorney with the law firm of Garrett & Garrett. He was admitted to the Bar in 1961 at which time he began to practice in Bedford, Virginia. He is currently a member and past President of the Bedford County Bar Association and a member of the Virginia and American Bar Associations, Virginia Trial Lawyers Association and American Board of Trial Advocates. Mr. Garrett served as Commonwealth's Attorney for Bedford County from 1968-1979. He has been active in community and civic organizations and is a past President of the Bedford Lions Club.

         Harold K. Neal was employed by the Savings Bank in 1971 as Executive Vice President and Chief Executive Officer. Mr. Neal became President on October 16, 1996. Prior to joining Bedford Federal, Mr. Neal was employed with First Federal Savings Bank in Lynchburg, Virginia for 13 years. He is a past Chairman of the Board of Governors of the Virginia League of Savings Institutions and has served three terms on the Board of Directors and the Executive Committee of the America's Community Bankers. He is currently serving on the Board of Directors and Executive Committee of the Virginia Bankers Association. Mr. Neal is active in various community and civic affairs. Past directorships include the Bedford Area YMCA, which he helped organize, Bedford Memorial Hospital, Bedford Centertown Association, Bedford Country Club and the Lynchburg Home Builders Association. He currently serves on the Board of the Bedford Chapter of the American Heart Association, and the Bedford Community Health Foundation.

         William P. Pickett has been the Executive Director of the Elks National Home since 1985. He retired from Armco, Inc., Butler, Pennsylvania prior to assuming his position with the Elks National Home. Mr. Pickett is a past President of the Bedford Chapter of the American Red Cross and a past member of the Boards of Directors of the Bedford Area Chamber of Commerce, Bedford Main Street, Inc., the Library Advisory Council and was a member of the Governor's Task Force regarding Homes for Adults Legislation. He currently serves on the Board of Directors of the Bedford Life Saving Crew, the Advisory Committee of the Bedford County School of Practical Nursing and is a member of the City Industrial Development Authority.

         William T. Powell, CPA, retired in 1997 as a CPA and a partner in the Lynchburg office of Cherry, Bekaert & Holland, L.L.P., a regional firm of public accountants and consultants, where he had worked principally with financial institutions. He is a member of various state and national professional associations, with five years service on the American Institute of CPA's Committee on Savings and Loan Accounting and Auditing. He is a past president of the Virginia society for CPA's Committee on

Financial Institutions, the Lynchburg Chapter of the Institute of Management Accountants, and the Lynchburg Host Lions Club.

         Macon C. Putney is an attorney and has been engaged in general practice with the law firm of Putney & Putney since 1962. He is a member of the Bedford County and Virginia State Bar Associations. Mr. Putney is active in the Bedford Baptist Church and is a former member of the Zoning Appeals Board for the City of Bedford.

         W. Henry Walton, Jr. is a realtor with the firm of Scott & Bond, Inc. In February 1998, Mr. Walton retired as real estate appraiser with Scott & Bond, Inc. Mr. Walton currently serves as Secretary- Treasurer of the Bedford County Industrial Development Corporation and on the board of the Bedford Chapter of the American Heart Association.

Executive Officers Who Are Not Directors

         Russell E. Millner was employed by the Savings Bank in 1977 as Vice President. Prior to joining the Savings Bank, Mr. Millner was Vice President of Liberty Bank of Bedford. His current responsibilities include overseeing the Savings Bank's lending departments and branch operations.

         James W. Smith was employed by the Savings Bank in 1979 as Comptroller. Prior to joining the Savings Bank, Mr. Smith was Regional Accounting Manager for Macke Company and served as a staff accountant with two regional CPA firms. He received his Public Accounting Certification in 1975. He was elected Treasurer of Bedford Federal in 1987 and Vice President/Treasurer in 1992 and is currently the Savings Bank's Chief Financial Officer.

         Nancy T. Snyder was employed by the Savings Bank in 1987 as Executive Secretary, was promoted to Administrative Assistant in 1993 and named Corporate Secretary effective January 1, 1995. Her current responsibilities include human resources, investor relations and various other duties related to the Savings Bank's administration. Ms. Snyder is a past President and current Treasurer of the Bedford Junior Women's Club, past president of the local chapter of the Institute for Financial Education, and is active in the Bedford Area Chamber of Commerce.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Savings Bank. During the fiscal year ended September 30, 1998, the Board of Directors held twelve regular meetings and two special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Savings Bank and committees on which such director served during the fiscal year ended September 30, 1998.

         The Audit Committee is comprised of Messrs. Bond, Cooper, Pickett, and Putney. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls and financial reporting. The Committee met once in fiscal 1998.

         The Personnel Committee consists of Messrs. Powell, Garrett, Putney and Cooper. The Personnel Committee meets annually to review and recommend salary adjustments for the Bank's senior management. The Personnel Committee met once in fiscal 1998.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This standing committee met once during the 1998 fiscal year.

Directors' Compensation

         The Company does not presently compensate its directors for meetings held immediately preceding or following a Board of Directors meeting of the Savings Bank. Directors are paid $250.00 per meeting attended for meetings held on days that the Savings Bank's board does not meet. Chairman Bond is paid $800 per meeting of the Board of Directors of the Savings Bank attended and all other directors are paid $600 per meeting attended. Non-salaried committee members are paid $100 per meeting attended. Aggregate director fees paid during fiscal 1998 totalled $69,700.

         In addition, non-employee Directors of the Company received awards of restricted stock under the RRP (the "RRP awards"). Each such Director then in office received 4,306 shares of restricted Common Stock as of January 25, 1995, which shall be non-forfeitable at the rate of 20% annually on and after January 25, 1996. Further, each non-employee Director then in office received stock options to purchase 10,768 shares of Common Stock at $5.50 per share. Such options were first exercisable at the rate of 20% annually on and after January 25, 1996. The RRP awards and the stock options were adjusted to reflect the two-for-one stock split. See "Management Remuneration and Other Information Executive Compensation," for information regarding the RRP awards and stock options received by the chief executive officer, who is also a member of the Board of Directors.

--------------------------------------------------------------------------------
                  MANAGEMENT REMUNERATION AND OTHER INFORMATION
--------------------------------------------------------------------------------

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Savings Bank for the two years ended September 30, 1998. No other executive officer of the Savings Bank had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Savings Bank or the Company in the aggregate.

                                                                    Long Term Compensation
                                         Annual Compensation              Awards
                    --------------------------------------------  ------------------------
                                                                               Securities
                                                                   Restricted  Underlying
Name and                               Bonus     Other Annual        Stock       Options               All Other
Principal Position   Year  Salary($)    ($)   Compensation($)(1)  Awards($)(2)   (#)(3)        Compensation($)(4)(5)(6)
------------------- ------ ---------   -----  ------------------  ------------   ------        ------------------------
Harold K. Neal
 President and       1998   112,000     500         8,400               --         --                    29,544
 Chief Executive     1997   107,200     500         9,600               --         --                    32,509
 Officer


------------------------

(1) Includes fees for service on the board of directors of the Savings Bank. For perquisites and other personal benefits, aggregate value does not exceed the lessor of $50,000 or 10% of the named executive officer's total salary and bonus for the year. For the periods presented, there were no (a) payments of above market or preferential earnings on deferred compensation; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturation;
         (c) tax payment reimbursements; or (d) preferential discounts on stock.
(2) 25,126 shares of Common Stock were awarded on January 25, 1995. The closing market price of the Common Stock on the date of grant was $5.625 per share. The RRP awards and the closing market price were adjusted for the two-for-one stock split. The RRP awards are earned by participants at a rate of 20% per year for five years (beginning
         January 25, 1996). Dividends received by the RRP are paid to the participants. At September 30, 1998, 10,048 shares with a market value of $110,528 at such date (based on the closing price of the Common Stock at September 30, 1998) remain unvested.
(3) Effective January 25, 1995, options to purchase 62,818 shares (as adjusted for the two-for-one stock split) of Common Stock were granted under the 1994 Stock Option Plan and 50,255 of the options are exercisable within 60 days of the Voting Record Date. Such options by their term are exercisable at the rate of 20% per year beginning on the anniversary date of the date that the option plan was approved by stockholders (January 25, 1995).
(4) Represents employer contributions of $2,256 and $2,154 to the Savings Bank's 401(k) Savings Plan for fiscal years 1998 and 1997, and respectively.
(5) Includes employer contributions to the Savings Bank's Money Purchase Plan of $5,640 and $5,385 in fiscal years 1998 and 1997, respectively.
(6) Includes 1,968 and 1,004, shares of Common Stock allocated to Mr. Neal's account pursuant to the ESOP during fiscal 1998 and 1997, respectively. Such allocated stock had a fair market value of $21,648, and $24,970 at September 30, 1998 and 1997, respectively.

         Employment Agreement. The Savings Bank has entered into an employment agreement with Harold K. Neal, President and Chief Executive Officer. The employment agreement has a term of three years. Mr. Neal's base compensation under the agreement for fiscal 1998 was $112,000 and is reviewed at least annually by the Board of Directors. The agreement may be terminable by the Savings Bank for "just cause" as defined in the agreement. If the Savings Bank terminates Mr. Neal without just cause, Mr. Neal will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. In the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Savings Bank, Mr. Neal will be paid in a lump sum an amount equal to 2.99 times Mr. Neal's prior five year taxable compensation. In the event of a change in control at September 30, 1998, Mr. Neal would have been entitled to a lump sum payment of approximately $334,880. The aggregate payments that would be made would be an expense to the Savings Bank, thereby reducing net income and the Savings Bank's capital by that amount. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

         Stock Option Plan. In connection with the Savings Bank's conversion from mutual to stock form in August 1994 (the "Conversion") and acquisition of the outstanding stock of the Savings Bank by the Company, (the "Reorganization"), the Company's Board of Directors adopted the 1994 Stock Option Plan (the "Option Plan"), which was ratified by stockholders of the Company at the January 25, 1995, special meeting of stockholders. Pursuant to the Option Plan, 251,274 shares (as adjusted for the two-for-one stock split) of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors and key employees of the Company from time to time. Options vest over a five year period. The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon the Reorganization, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. Options become immediately vested in the event of death, disability or a "change-in-control" of the Company or the Savings Bank. No options to purchase shares of Common Stock were granted in fiscal 1998.

         The following table sets forth additional information concerning options granted under the Option Plan.

                               Option/SAR Exercises and Fiscal Year End Value Table
                             -------------------------------------------------------------

                                                                      Number of Securities
                                                                           Underlying        Value of Unexercised
                                                                           Unexercised           In-The-Money
                                                                          Options/SARs              Options
                                                                        at FY-End (#)(1)       at FY-End ($)(2)
                                                                        ----------------       ----------------
                             Shares Acquired                               Exercisable/          Exercisable/
Name                         on Exercise (#)     Value Realized ($)       Unexercisable         Unexercisable
----                         ---------------     ------------------       -------------          -------------

 Harold K. Neal                    --                    --              37,691 / 25,127       207,301 / 138,199

------------------------------

(1)  No stock appreciation awards ("SARs") are authorized under the Option Plan.
(2) Based upon an exercise price of $5.50 per share (as adjusted for the two-for-one stock split) and an estimated price of $11.00 as of September 30, 1998.

--------------------------------------------------------------------------------
                 CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS
--------------------------------------------------------------------------------

         The Savings Bank, like many financial institutions, has followed a policy of granting various types of loans to officers and directors. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         B.D.O. Seidman, LLP, Richmond, Virginia, was the Company's independent public accountant for the 1998 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with B.D.O. Seidman, LLP to be its auditors for the fiscal year ending September 30, 1999. A representative of B.D.O. Seidman, LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of B.D.O. Seidman as the Company's auditors for the 1999 fiscal year.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies. If the Company did not have notice of a matter on or before November 29, 1998, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 1998 Annual Report to Stockholders has been mailed to all stockholders of the Voting Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 125 W. Main Street, Bedford, Virginia 24523, no later than August 17, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by November 28, 1999.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, BEDFORD BANCSHARES, INC., 125
W. MAIN STREET, BEDFORD, VIRGINIA 24523.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Nancy T. Snyder
                                              ----------------------------------
                                              Nancy T. Snyder
                                              Corporate Secretary

Bedford, Virginia
December 15, 1998

Appendix A


--------------------------------------------------------------------------------
                            BEDFORD BANCSHARES, INC.
                               125 W. MAIN STREET
                             BEDFORD, VIRGINIA 24523
                                 (540) 586-2590
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 27, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Bedford Bancshares, Inc. ("Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the Olde Liberty Station, 515 Bedford, Avenue, Bedford, Virginia 24523 on Wednesday, January 27, 1999, at 2:00 p.m. and at any and all adjournments thereof, as follows:

                                                     FOR    WITHHELD
                                                     ---    --------

1.        The election as director of all nominees,
          each for a 3 year term:                    |_|      |_|

          Harry W. Garrett, Jr.
          Harold K. Neal


          The Board of Directors recommends a vote "FOR" the nominees.

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

          ----------------------------------------------------------------------

                                                     FOR    AGAINST     ABSTAIN
                                                     ---    -------     -------
2.        The  ratification of B.D.O. Seidman, LLP
          as independent  auditors of Bedford
          Bancshares, Inc. for the fiscal year
          ending September 30, 1999.                 |_|      |_|         |_|

          The Board of  Directors  recommends a vote "FOR" the  ratification  of
auditors.                                             ---


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Corporation of his or her decision to terminate this proxy.

          Prior to the execution of this proxy, the undersigned acknowledges receipt from the Corporation of a Notice of the Meeting, a Proxy Statement dated December 15, 1998, and a 1998 Annual Report.


Dated: ___________________________, 199_      |_|  Please check here if you plan
                                                   to attend the Meeting.


----------------------------------            ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER

----------------------------------            ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------